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                                                                EXHIBIT D

                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of WMX Technologies, Inc. dated May 23, 1996 is and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Dated:  May 23, 1996



                                      GEORGE SOROS



                                      By:  /s/ Sean C. Warren
                                      Name: Sean C. Warren
                                            Attorney-in-Fact


                                      QUANTUM INDUSTRIAL PARTNERS LDC


                                      By:  /s/ Sean C. Warren
                                      Name:  Sean C. Warren
                                      Title: Attorney-in-Fact


                                      QIH MANAGEMENT INVESTOR, L.P.

                                      By: QIH Management Inc., general
                                          partner


                                      By:  /s/ Sean C. Warren
                                      Name:  Sean C. Warren
                                      Title: Vice President


                                      QIH MANAGEMENT, INC.


                                      By: /s/ Sean C. Warren
                                      Name:  Sean C. Warren
                                      Title: Vice President



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                                      STANLEY F. DRUCKENMILLER


                                      By: /s/ Michael A. Shay
                                        Michael A. Shay
                                         Attorney-in-Fact

                                      DUQUESNE CAPITAL MANAGEMENT, L.L.C.


                                      By: /s/ Michael A. Shay
                                      Name:  Michael A. Shay
                                      Title: Vice President